EXHIBIT 10.47

                                  AMENDMENT TO
                        INTERCONNECTION AGREEMENT BETWEEN
                           TALK.COM HOLDING CORP. AND
                       BELLSOUTH TELECOMMUNICATIONS, INC.
                               DATED MAY 22, 2000

Pursuant to this Amendment (the "Amendment"), Talk.Com Holding Corp.("Talk.Com") and BellSouth Telecommunications, Inc. ("BellSouth") hereinafter referred to collectively as the "Parties" hereby agree to amend that certain Interconnection Agreement (the "Agreement") between BellSouth and Talk.com dated May 22, 2000.

NOW THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Talk.com and BellSouth hereby covenant and agree as follows:

1. The following network elements located under End Office Switching (Port Usage), Tandem Switching (Port Usage) (Local or Access Tandem), and Common (Shared ) Transport of Exhibit C, Rates, of Attachment 2 for the state of Florida, are hereby replaced with the network elements identified in Exhibit A attached hereto and made a part of this Amendment:

     End Office Switching Function, per mou

     End Office Switching Function, add'l mou (5)

     End Office Interoffice Trunk Port - Shared, per mou

     Tandem Switching Function per mou

     Tandem Interoffice Trunk Port - Shared per mou

     Common (Shared) transport per mile per mou

     Common (Shared) transport facilities Termination mou

2. All of the other provisions of the Agreement, dated May 22, 2000, shall remain in full force and effect.

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3.   The  Parties  agree that  either or both of the  Parties is  authorized  to submit this Amendment to the respective state regulatory authorities for approval subject to Section 252(e) of the Federal Telecommunications Act of 1996.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized representatives on the date indicated below.

BellSouth Telecommunications, Inc.                 Talk.com Holding Corp

By:    /s/                                        By:    /s/
   -------------------------------                    --------------------------

Name:   Patrick C. Finlen                         Name:    Kevin Grifo
     -----------------------------                     -------------------------

Title:    Managing Director                       Title:      Executive VP
       ---------------------------                       -----------------------

Date:    December 26, 2000                        Date:  December 22, 2000
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